AMENDMENT NUMBER THIRTY-ONE TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This Amendment Number Thirty-One to Amended and Restated Loan and Security Agreement ("Amendment 31") is entered into effective as of August 1, 2008, by and between Cheyne Special Situations Fund L.P. ("Lender"), and PORTA SYSTEMS CORP., a Delaware corporation ("Borrower"), in light of the following:

A. Lender is successor in interest to all obligations of Borrower owed to SHF IX, LLC, a Delaware limited liability company ("SHF IX") pursuant to an assignment dated February 7, 2007. SHF IX was the successor of such obligations formerly owed to WELLS FARGO FOOTHILL, INC., a California corporation ("Foothill"), pursuant to an assignment dated as of October 7, 2004 between Foothill and SHF IX.

B. Borrower and Foothill have previously entered into a certain Amended and Restated Loan and Security Agreement, dated as of November 28, 1994, which has been amended from time to time, most recently by Amendment No. 30 between Borrower and Lender dated as of May 1, 2008 (as amended and modified, from time to time, the "Agreement").

C. As of the date of this Agreement, Lender held the following debt of the Borrower, all of which is senior debt and secured by a first-priority perfected security interest on all assets of the Borrower and its subsidiaries:

1. The Borrower's secured promissory notes of which an aggregate principal amount of $23,373,000 was owed at December 31, 2007, which, as a result of extensions granted through the date of this Agreement, is due on September 1, 2008 (the "Old Term Notes") issued pursuant to the Agreement.

2. The Borrower's secured note dated June 20, 2008 in the principal amount of $1,600,000, which bears interest at the six-month LIBOR rate plus 10%, which is due on December 31, 2008 (the "New Note").

D. Pursuant to an agreement dated as of June 20, 2008, (the "June 20 Agreement") the Lender and the Borrower agreed that, subject to the terms and conditions set forth in the June 20 Agreement, the Lender and the Borrower will exchange the principal of the Old Term Notes for a revised and restated Old Term Note in the amount of $11,601,156 and 7,038,236 shares of the Borrower's common stock representing approximately 70% of the Borrower's common stock (which common stock shall be issued to the Lender or its designee), after giving effect to a proposed one-for-11.11 reverse split.

E. Borrower has requested Lender to extend and restate the Term of the Old Term Note and to amend the Agreement as provided for and on the conditions herein.

F. Now, therefore Borrower and Lender hereby amend the Agreement as follows:

1. **<u>DEFINITIONS</u>**. All initially capitalized terms used in this Amendment 31 shall have the meanings given to them in the Agreement unless specifically defined herein.

"Affiliate" as used herein in respect of the Borrower shall not include the Lender or its designee referenced in recital D hereof or any direct or indirect beneficial or other owner of equity in either the Lender or such designee.

2. **AMENDMENT**.

(a) Section 3.4 of the Agreement is hereby deleted in its entirety and replaced with the following:

> 3.4 Term. This Agreement shall become effective upon the execution and delivery hereof by Borrower and Lender and shall continue in full force and effect for a term ending on March 31, 2015 (the "Termination Date"), and the maturity date of the Old Term Note shall be the Termination Date unless accelerated or extended as provided herein. The New Note dated June 20, 2008, in the principal amount of $1,600,000, shall remain effective in accordance with its terms (including without limitation its maturity of December 31, 2008), and is otherwise subject to all of the terms and conditions of the Agreement and the other Loan Documents and Collateral Documents (as defined in the Assignment Agreement) and shares a first priority perfected security interest in all of the assets of the Borrower and its subsidiaries with the Old Term Note (the "Old Term Note" (as restated and amended in the form of exhibit A hereto) and "New Note" are herein collectively referred to as the "Notes") granted in accordance therewith. The foregoing notwithstanding, Lender shall have the right to exercise all of its rights under the Agreement, including the right to accelerate the maturity date of the Notes, immediately and without notice upon the occurrence and during the continuation of an Event of Default. The forms of the Old Term Note, as restated and amended, and the New Note are annexed hereto as Exhibits A and B, respectively.

(b) Section 8 of the Agreement is hereby amended by adding the following Sections 8.15 and 8.16 at the end thereof:

> 8.15 If a Change of Control in respect of the Borrower shall have occurred.
>
> 8.16 If a division of the Borrower or any material portion of the Borrower's assets shall be sold without the prior written consent of the Lender.

(c) For the avoidance of doubt, the parties hereto acknowledge that Section 2.2 of the Agreement has been deleted in its entirety.

3. **REPRESENTATIONS AND WARRANTIES**. Borrower and each Affiliate thereof executing this Amendment (including without limitation the attached Consent and Guarantee) hereby affirm to Lender:

(a) that all of Borrower's representations and warranties set forth in the Agreement are true, complete and accurate in all respects as of the date hereof.

(b) that prior to payment in full of all Obligations, Borrower will not (without Lender's prior written consent) pay any antecedent debt or obligations to any Person not in the ordinary course of its business or the business of any subsidiary.

(c) that none of the Borrower's United States subsidiaries has any material assets.

4. **CONDITIONS TO EFFECTIVENESS**. The effectiveness of this Amendment 31 is expressly conditioned upon:

(a) The receipt by Lender of a fully executed copy of this Amendment 31, which includes the Consent and Guarantee attached hereto.

(b) All transactions contemplated by the June 20 Agreement shall have been consummated in all respects to the Lender's reasonable satisfaction.

5. **COVENANTS.** Lender and Borrower hereby agree to the following covenants:

(a) Borrower will provide Lender with a rolling 13 week cash forecast on a weekly basis and monthly financial data relating to Borrower's operations.

(b) Borrower and its subsidiaries and corporate affiliates shall not make any payments outside the ordinary course of their business, without prior written consent of Lender, and shall only pay those expenses shown on the Budget, out of any operating account or other account or other source of Borrower's funds (and its subsidiaries' and corporate affiliates' funds), wherever located.

(c) Borrower shall keep all consolidated cash in the present account maintained at JPMorgan Chase Bank, N.A. or such other accounts as may be approved in writing by Lender.

(d) As soon as possible after the Borrower has filed a certificate of amendment to its certificate of incorporation to reflect the reverse split, Borrower and Lender shall complete the transactions between Borrower and Lender that are contemplated by the June 20 Agreement.

6. **FURTHER ASSURANCES**. The parties recognize that it may be necessary for Borrower and/or Lender to execute and/or file and/or record documents or instruments in order that (i) Lender be reflected as the holder of the obligations, (ii) that the perfection of Lender's security interest be maintained and (iii) Lender's rights under the Agreement be accurately evidenced. Accordingly, promptly upon request by Lender, Borrower also shall do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register, any and all deeds, conveyances, mortgages, deeds of trust, trust deeds, assignments, estoppel certificates, financing statements and continuations thereof, notices of assignment, transfers, certificates, assurances and other instruments as Lender may reasonably require from time to time in order: (a) to carry out more effectively the purposes of the Agreement; (b) to perfect and maintain the validity, effectiveness and priority of any security interests intended to be created by the Agreement including, without limitation, the delivery of a landlord waiver from any landlord required by Lender; and (c) to better assure, convey, grant, assign, transfer, preserve, protect and confirm unto Lender the rights granted now or hereafter intended to be granted to Lender under the Agreement or under any other instrument executed in connection with the Agreement or that Borrower may be or become bound to convey, mortgage or assign to Lender in order to carry out

the intention or facilitate the performance of the provisions of the Agreement. Borrower shall furnish to Lender evidence satisfactory to Lender of every such recording, filing or registration.

7. **LIMITED EFFECT**. In the event of a conflict between the terms and provisions of this Amendment 31 and the terms and provisions of the Agreement, the terms and provisions of this Amendment 31 shall govern. In all other respects, the Agreement as amended and supplemented hereby, shall remain in full force and effect.

8. **COUNTERPARTS; EFFECTIVENESS; GOVERNING LAW**. This Amendment 31 may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute one and the same Amendment 31. This Amendment 31 shall become effective upon the execution of a counterpart of this Amendment 31 by each of the parties hereto. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to principles of conflicts of law that would require application of the law of another jurisdiction.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment 31 effective as of the date first set forth above.

Cheyne Special Situations Fund L.P.

By: Cheyne General Partner, Inc., acting in its capacity as general partner to Cheyne Special Situations Fund L.P.

By: ______________________________
Name:
Title: ______________________________

PORTA SYSTEMS CORP.,
a Delaware corporation

By: ______________________________
Edward B. Kornfeld, Chief Executive Officer and Chief Financial Officer

IN WITNESS WHEREOF, the parties hereto have executed this Amendment 31 effective as of the date first set forth above.

Cheyne Special Situations Fund L.P.

By: Cheyne General Partner, Inc., acting in its capacity as general partner to Cheyne Special Situations Fund L.P.

By: [signature]
Name: **Ralph Woodford**
Title: **Director**

PORTA SYSTEMS CORP.,
a Delaware corporation

By: ______________________
Edward B. Kornfeld, Chief Executive Officer and Chief Financial Officer

CONSENT AND GUARANTEE

Each of the undersigned affiliates of Porta Systems Corp. ("Porta") (i) is aware of the terms and conditions of the attached Amendment Number 31, dated as of August 1, 2008, to the Amended and Restated Loan and Security Agreement, as amended to date (the "Loan Agreement"), and the Notes (as defined in such Amendment) and hereby consents to all of the foregoing agreements and instruments and agrees to guarantee the obligations of Porta owing to Cheyne Special Situations Fund, L.P. ("Cheyne") thereunder and to take all acts and execute all documents reasonably required by Cheyne to secure such guarantee and otherwise to further the purposes of the foregoing instruments and agreements; and (ii) acknowledges that all of such affiliate's obligations under any of the Collateral Documents (as defined in the Assignment Agreement) from Chemical Bank to Wells Fargo Foothill, Inc. are and shall continue in full force and effect in favor of Lender as successor by assignment of all obligations of Borrower to Wells Fargo Foothill, Inc., including the obligations to guarantee the obligations of Porta owing to Lender and to secure such obligations pursuant to the terms of such Collateral Documents. "Assignment Agreement" shall have the meaning given to it in the Loan Agreement.

ASTER CORPORATION

By: ______________________
Name: ______________________
Title: ______________________

CPI HOLDING CORP.

By: ______________________
Name: ______________________
Title: ______________________

CRITERION PLASTICS, INC.

By: ______________________
Name: ______________________
Title: ______________________

DISPLEX, INC.

By: ____________________
Name: ____________________
Title: ____________________

MIROR TELEPHONY SOFTWARE, INC.

By: ____________________
Name: ____________________
Title: ____________________

PORTA FOREIGN SALES CORP.

By: ____________________
Name: ____________________
Title: ____________________

PORTA SYSTEMS EXPORT CORP.

By: ____________________
Name: ____________________
Title: ____________________

PORTA SYSTEMS INTERNATIONAL CORP.

By: ____________________

Name: ______________________
Title: ______________________

PORTA SYSTEMS LEASING CORP.

By: ______________________
Name: ______________________
Title: ______________________

PORTA SYSTEMS OVERSEAS CORP.

By: ______________________
Name: ______________________
Title: ______________________

LERO INDUSTRIES LTD.

By: ______________________
Name: ______________________
Title: ______________________

PORTA SYSTEMS, LIMITED

By: ______________________
Name: ______________________
Title: ______________________

VANDERHOFF BUSINESS SYSTEMS LTD.

By: ______________________
Name: ______________________
Title: ______________________

VANDERHOFF COMMUNICATIONS LTD.

By: ______________________
Name: ______________________
Title: ______________________

PORTA SYSTEMS S.A. de C.V.

By: ______________________
Name: ______________________
Title: ______________________